FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, dated as of ___________ ___, 199__, is made by and between KMC Telecom Holdings, Inc., a Delaware corporation hereinafter referred to as the "Corporation", and ____________________, an employee of the
Corporation or a Subsidiary (as defined below) or Affiliate (as defined below) of the Corporation, hereinafter referred to as "Optionee".

          WHEREAS, the Corporation wishes to afford the Optionee the opportunity to purchase shares of its Common Stock, par value $.01 per share (the "Common Stock");

          WHEREAS, the Corporation wishes to carry out the Plan (as hereinafter defined), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

          WHEREAS, the Committee (as hereinafter defined), appointed to administer the Plan, has determined that it would be to the advantage and best interest of the Corporation and its stockholders to grant the Non-Qualified Options provided for herein to the Optionee as an incentive for increased efforts during his term of office with the Corporation or its Subsidiaries or Affiliates, and has advised the Corporation thereof and instructed the undersigned officers to issue said Options;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                    Article I

                                   DEFINITIONS

          Whenever the following terms are used in this Agreement, they shall have the meaning specified in the Plan or below unless the context clearly indicates to the contrary.

SECTION 1.1 - AFFILIATE

          "Affiliate" shall mean, with respect to the Corporation, any corporation directly or indirectly controlling, controlled by, or under common control with, the Corporation or any other entity designated by the Board of Directors of the Corporation in which the Corporation or an Affiliate has an interest.

SECTION 1.2 - CAUSE

          "Cause" shall mean, except if such term or similar term is defined in an employment agreement between the Corporation and the Optionee, in which case the employment agreement definition shall apply in lieu of this Section 1.2, (a) the commission of an act of fraud or embezzlement (including the unauthorized disclosure of confidential or proprietary information of the Corporation or any of its subsidiaries which results in financial loss to the Corporation or any of its Affiliates), (b) the conviction of a felony, (c) willful misconduct as an employee of the Corporation or any of its Affiliates which is reasonably likely to result in material injury or financial loss to the Corporation or any of its Affiliates or (d) the willful failure to render services to the Corporation or any of its Affiliates in accordance with his employment which failure amounts to a material neglect of duties to the Corporation or any of its subsidiaries that is not corrected by the Optionee, to the satisfaction of the Corporation, in its sole discretion, within 30 days after the Corporation provides Optionee with written notice of its intention to terminate his employment for Cause by virtue of this section (d). Any voluntary termination of employment by the Optionee (i) within 40 days after having received the written notice provided in section (d) or (ii) after the Corporation first has reason to believe that the Optionee has committed a felony and before any final judicial determination regarding such felony, shall be deemed to be a termination of Optionee's employment by the Corporation for Cause.

SECTION 1.3 - CODE

          "Code"  shall mean the  Internal  Revenue  Code of 1986,  as  amended.

SECTION 1.4 - COMMITTEE

          "Committee" shall mean  the Compensation Committee of the Corporation.

SECTION 1.5 - COMMON STOCK

          "Common Stock" shall mean the Corporation's common stock, par value $.0l per share.

SECTION 1.6 - COST

          "Cost" shall mean the exercise price per share paid to exercise the option, as adjusted for stock splits, subdivisions, combinations, Common Stock dividends and similar transactions.

SECTION 1.7 - GRANT DATE

          "Grant Date" shall mean the date on which the Options provided for in this Agreement were granted or, if earlier, the date the Optionee's employment with the Company or any Affiliate began, but in no event earlier than January 1, 1995.

SECTION 1.8 - MANAGER STOCKHOLDER'S AGREEMENT

          "Manager Stockholder's Agreement" shall mean a Manager Stockholder's Agreement substantially in the form annexed hereto as Exhibit A.

SECTION 1.9 - OPTIONS

          "Options" shall mean the non-qualified options to purchase Common Stock granted under this Agreement.

SECTION 1.10 - OPTION SHARES

          "Option Shares" shall mean any Common Stock issuable or issued by the Company upon exercise of any Option, as adjusted as a result of any stock dividend, stock split, merger, consolidation, reorganization or other recapitalization.

SECTION 1.11 - PERMANENT DISABILITY

          The Optionee shall be deemed to have a "Permanent Disability" if the Optionee is unable to engage in the activities required by the Optionee's job by reason of any medically determined physical or mental impairment which has lasted for a continuous period of not less than 12 months.

SECTION 1.12 - PLAN

          "Plan" shall mean the 1998 Stock Purchase and Option Plan for Key Employees of KMC Telecom Holdings, Inc. and Affiliates, as amended from time to time.

SECTION 1.13 - PRONOUNS

          The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION  1.14 - PUBLIC OFFERING

          "Public Offering" shall mean a sale of shares of the Corporation's common stock to the public pursuant to a registration statement under the Securities Act of 1933, as amended, that has been declared effective by the Securities and Exchange Commission (other than a registration statement on Form S-4 or Form S-8, or any successor or other forms promulgated for similar purposes, or a registration statement in connection with an offering to employees of the Corporation and its Affiliates).

SECTION  1.15 - QUALIFIED PUBLIC OFFERING

          "Qualified Public Offering" shall mean the first offer for sale of Common Stock, in any single transaction or series of related transactions, pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended, in which the Company receives aggregate gross proceeds (before deduction of underwriting discounts and expenses of sale) of at least $40,000,000, provided that, the price per share at which such shares are sold in the offering (before deduction of underwriting discounts and expenses of sale) is at least four (4) times the Conversion Price of the Company's Series A Convertible Preferred Stock (it being acknowledged that, as of May 31, 1998, such Conversion Price was $20.63 per share) which would then be in effect if determined pursuant to the terms of the Series A Convertible Preferred Stock in effect (whether or not any shares of such stock are then outstanding).

SECTION 1.16 - RETIREMENT

          "Retirement" shall mean the voluntary termination of employment by the Optionee after the later of (i) having been employed by the Corporation for a period of 5 years following the Grant Date or by an Affiliate for a period of 5 years from the later of (a) January 1, 1995 or (b) the date Optionee first rendered service to the Affiliate and (ii) the date on which the sum of (a) the Optionee's years of service (calculated as in (i) above) and (b) the Optionee's age, equals or exceeds 65, unless the Committee shall have provided, prior to the Grant Date or thereafter, that some other lesser age, period of service, combination thereof or other terms or conditions shall constitute "Retirement".

SECTION 1.17 - SECRETARY

          "Secretary" shall mean the Secretary of the Corporation.

SECTION 1.18 - SUBSIDIARY

          "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations, or group of commonly controlled corporations (other than the last corporation in the unbroken chain), then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


                                   ARTICLE II

                                GRANT OF OPTIONS


SECTION 2.1 - GRANT OF OPTIONS

          For good and valuable consideration, on and as of the date hereof the Corporation irrevocably grants to the Optionee an Option to purchase any part or all of an aggregate of the number of shares set forth with respect to each such Option on the signature page hereof of its $.0l par value Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - EXERCISE PRICE

          Subject to Section 2.4, the exercise price of the shares of stock covered by the Options shall be at the price per share, without commission or other charge, as follows:

     -  shares (representing 60 percent of the shares hereunder) shall be at $20
     -  shares (representing 20 percent of the shares hereunder) shall be at $30
     -  shares (representing 20 percent of the shares hereunder) shall be at $40

SECTION 2.3 - CONSIDERATION TO THE CORPORATION

          In consideration of the granting of these Options by the Corporation, the Optionee agrees to render faithful and efficient services to the Corporation or a Subsidiary or Affiliate, with such duties and responsibilities as the Corporation shall from time to time prescribe but subject to the employment agreement, if any, between the Company and the Optionee. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Corporation or any Subsidiary or Affiliate or shall interfere with or restrict in any way the rights of the Corporation and its Subsidiaries or Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause. Notwithstanding the foregoing, any termination shall be subject to the employment agreement, if any, between the Company and the Optionee.

SECTION 2.4 - ADJUSTMENTS IN OPTIONS PURSUANT TO MERGER, CONSOLIDATION, ETC.

          Subject to Section 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Corporation or other securities of the Corporation by reason of a merger, consolidation, recapitalization, Change of Control, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares and/or the amount of consideration as to which or for which, as the case may be, such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Corporation and all other interested persons.


                                  Article III

                            PERIOD OF EXERCISABILITY

SECTION 3.1        - COMMENCEMENT OF EXERCISABILITY

          (a) The Option shall become exercisable as to 10% of the shares subject to the Option on the sixth month anniversary of the Grant Date and shall become exercisable as to an additional 10% of the shares upon each six month anniversary thereafter; provided, however, that subject to the foregoing schedule, the portion of the Option which shall first become exercisable shall be those shares exercisable at $20 per share; thereafter, commencing in the fourth year after grant, the shares with an exercise price of $30 per share shall become exercisable and, commencing in the fifth year after grant, the shares with an exercise price of $40 per share shall become exercisable. (b) Notwithstanding any other provision of this Agreement, no Option shall become exercisable as to any additional shares of Common Stock following the termination of employment of the Optionee for any reason and any Option or portion thereof which is not exercisable as of the Optionee's termination of employment shall be immediately cancelled.

SECTION 3.2 - ACCELERATION OF EXERCISABILITY

          The exercisability of the Option shall be accelerated as follows:

          (a) In the event of a Qualified Public Offering, the 10% of the shares subject to the Option which would have become exercisable at the next six month anniversary of the Grant Date shall become immediately exercisable. The remaining portion of the shares subject to the Option shall continue to become exercisable as to each 10% of the shares subject to the Option, following the Qualified Public Offering, upon each six month anniversary of the Grant Date so that the final unvested 10% of the shares subject to the Option shall become exercisable six months earlier than originally scheduled.

          (b) The Option shall become exercisable immediately following a Change of Control as to the greater of (i) 25% of the shares subject to the Option as of the Grant Date or (ii) 50% of the unvested shares subject to the Option, but only to the extent such Option has not otherwise terminated (75% of the unvested shares if the sale price per share is between $60 - $79.99 and 100% of the unvested shares if the sale price per share is $80 or greater) (in either (i) or
(ii), starting with the shares with the lowest exercise price). The remaining Options shall continue to vest in accordance with the terms of this Agreement and the Plan.

SECTION 3.3 - EXPIRATION OF OPTIONS

          The Options may not be exercised to any extent by the Optionee after the first to occur of the following events:

          (a) The tenth anniversary of the Grant Date; or

          (b) The first anniversary of the date of the Optionee's termination of employment by reason of death, Permanent Disability or Retirement; or

          (c) The first business day which is fifteen calendar days after the earlier of (i) 75 days after termination of employment of the Optionee for any reason other than for death, Permanent Disability, Retirement or Cause or (ii) the delivery of notice by the Corporation, after termination of Optionee's employment, that it does not intend to exercise its call right pursuant to Section 5.3; or

          (d) The date the Option is terminated pursuant to the Manager Stockholder's Agreement;

          (e) The date of an Optionee's termination of employment by the Corporation for Cause; or

          (f) If the Committee so determines pursuant to Section 9 of the Plan, the effective date of either the merger or consolidation of the Corporation into another Person, a Change of Control, or the recapitalization, reclassification, liquidation or dissolution of the Corporation. At least ten (10) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice, in writing, of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

                                   ARTICLE IV

                               EXERCISE OF OPTIONS

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

          During the lifetime of the Optionee, only he may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under
Section 3.3, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION  4.2 - PARTIAL  EXERCISE  AND PERIODS OF UNEXERCISABILITY

          Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time, or from time to time, prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that any partial exercise shall be for whole shares of Common Stock only; provided, further, that notwithstanding any other provision of this Agreement, no Option shall be exercisable during: a) the 40 day period commencing on the date the Corporation provides written notice to the Optionee that it intends to terminate Optionee's employment pursuant to provision (d) of the definition of Cause if the Optionee does not cure; or b) the period between the time the Corporation first has reasonable cause to believe that Optionee has committed a felony and any final judicial determination regarding such felony.

SECTION 4.3 - MANNER OF EXERCISE

          An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

          (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable administrative rules established by the Committee. In the event such rules are materially modified by the Committee such Optionee shall be notified in writing;

          (b) Full payment (in cash, by check, unrestricted shares of the Company held for at least six months (but only following a Public Offering) or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised;

          (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Corporation against and hold it free and harmless from any loss, damage, expense or liability resulting to the Corporation if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

          (d) Full payment to the Corporation of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option;

          (e) An executed Manager Stockholder's Agreement, or appropriate proof that a Manager Stockholder's Agreement has been previously executed by the Optionee; and

          (f) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel reasonably acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and. may issue stop-transfer orders covering such shares, provided such stop-transfer orders remain in effect only so long as is required to Permit the Company to remain in compliance with the Act. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

          In addition, after the occurrence of a Public Offering, the Corporation shall pay the interest expenses incurred by the Optionee in connection with any loan from a broker incurred by the Optionee in order to exercise his Option; provided, however, that the Corporation shall only reimburse the interest relating to such loan outstanding for a period not to exceed 5 business days.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

          The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Corporation. Such shares shall be fully paid and nonassessable. The Corporation shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (b) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.5 - RIGHTS AS STOCKHOLDER

          The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued or, upon the determination of a court of competent jurisdiction, should have been issued by the Corporation to such holder.

                                    ARTICLE V

                                  MISCELLANEOUS
SECTION 5.1 - ADMINISTRATION

          The Committee shall have the power, such power to be exercised reasonably, to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and herewith and to interpret or revoke any such rules. All such actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

SECTION  5.2 -  OPTIONS  NOT TRANSFERABLE

          Except as provided in the Manager Stockholder's Agreement, neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - CORPORATION'S OPTION TO PURCHASE UPON TERMINATION OF EMPLOYMENT

          (a) Upon any termination of Optionee's employment, the Corporation shall have the right for 75 days following the date of such termination to give notice to the Optionee and the Optionee shall be required to sell, on one occasion, within 60 days of the receipt of such notice, a specified portion of the Option and Option Shares then held by the Optionee at a specified price as follows:

          (i) If the Optionee is terminated without Cause or due to death, Permanent Disability or Retirement, the Optionee shall be required to sell to the Company 50% of the Option and Option Shares then held by the Optionee at a price equal to:

          (A) with respect to Option  being sold to the  Company,  the excess of
(a) the Fair Market Value, at the time of the termination of Optionee's employment, of the shares to be received upon exercise of the Option (not including any shares as to which the Option was not exercisable) over (b) the aggregate exercise price for those shares; and

          (B) with respect to the Option Shares being sold to the Company, the Fair Market Value of the shares, at the time of the termination of Optionee's employment;

          (ii) If the Optionee voluntarily terminates employment, the Optionee shall be required to sell to the Company all the Option and Option Shares then held by the Optionee at a price equal to:

          (A) with respect to Option  being sold to the  Company,  the excess of
(a) the Fair Market Value, at the time of the termination of Optionee's employment, of the shares to be received upon exercise of the Option (not including any shares as to which the Option was not exercisable) over (b) the aggregate exercise price for those shares; and

          (B) with respect to the Option Shares being sold to the Company, the Fair Market Value of the shares, at the time of the termination of Optionee's employment;

          (iii) If the Optionee is terminated by the Company for Cause, the Optionee shall be required to sell to the Company all or any portion of the Option Shares then held by the Optionee at a price equal to the lesser of Cost or Fair Market Value.

          (b) If the Company exercises its right under (a) above, the Optionee shall receive payments for such Option and/or Option Shares as follows:

          (i) If the Optionee is terminated without Cause or due to death, Permanent Disability or Retirement, the Optionee shall receive payment in cash; provided, however' that if the Company cannot make such payment in cash, the Company's shareholders shall have the ability to exercise the rights specified in (a) above.

          (ii) If the Optionee is terminated for Cause, the Optionee shall receive, at the Company's discretion, payment in the form of cash or Company notes; any such Company notes will bear interest, payable semi-annually, at a rate of prime plus 1% per annum and shall mature on the later of (A) the fifth anniversary of the issuance thereof and (B) the earliest date permitted under the terms of any indebtedness of the Company or its subsidiaries outstanding at the time of such issuance.

          (iii) If the Optionee voluntarily terminates employment, the Optionee shall receive, at the Company's discretion, payment in the form of cash or 50% in the form of cash and 50% in the form of Company notes; any such Company notes will bear interest, payable semi-annually, at a rate of prime plus 1% per annum and shall mature on the later of (A) the fifth anniversary thereof and (B) the earliest date permitted under the terms of any indebtedness of the Company or its subsidiaries outstanding at the time of such issuance; i) PROVIDED, HOWEVER, that if the Optionee does not violate the noncompete provisions of the Manager Stockholder's Agreement, the note shall be paid, if earlier than the date specified in the immediately preceding clause of this paragraph (iii), at the conclusion of the Noncompete Period (including extensions) (as defined in the Manager Stockholder's Agreement).

SECTION 5.4 - SHARES TO BE RESERVED

          The Corporation shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.5 - NOTICES

          Any notice to be given under the terms of this Agreement to the Corporation shall be addressed to the Corporation in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Corporation of his status and address by written notice under this Section 5.5. Any notice shall have been deemed duly given three days after the date when enclosed in a properly seated envelope or wrapper addressed as aforesaid and sent via certified or registered mail, return receipt requested.

SECTION 5.6 - TITLES

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.7 - APPLICABILITY OF PLAN AND MANAGER STOCKHOLDER'S AGREEMENT

          The Option and the shares of Common Stock issued to the Optionee upon exercise of the Options shall be subject to all of the terms and provisions of the Plan and the Manager Stockholder's Agreement, to the extent applicable to the Options and such shares. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. In the event of any conflict between this Agreement and the employment agreement, if any, between the Company and the Optionee, the terms of the employment agreement shall control; provided, that such employment agreement, and any amendments thereto, has been approved by the Committee. In the event of any conflict between this Agreement or the Plan and the Manager Stockholder's Agreement, the terms of the Manager Stockholder's Agreement shall control.

SECTION 5.8 - AMENDMENT

          This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.9 - GOVERNING LAW

          The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

SECTION 5.10 - JURISDICTION

          Any suit, action or proceeding against the Optionee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of New York, and the Optionee hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. The Optionee hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Corporation with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New York, and the Optionee hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Corporation hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

SECTION 5.11 - CANCELLATION OF KMC TELECOM, INC. OPTIONS

          The Optionee hereby agrees, that in consideration of the Options granted hereunder, that any and all options granted to the Optionee pursuant to the 1996 Stock Purchase and Option Plan for Key Employees of KMC Telecom, Inc. and Affiliates shall become null and void and of no force or effect upon approval of the Plan by the stockholders of the Company.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                               KMC TELECOM HOLDINGS, INC.



                                               By ______________________________
                                                  Name:
                                                  Title:

                                           Aggregate number of shares of Common
                                           Stock for which the Option granted
---------------------------------          hereunder is exercisable:
           Optionee
---------------------------------          ------------------


---------------------------------
            Address



Optionee's Taxpayer
Identification Number:


--------------------

                                                                       EXHIBIT A
                                                                       ---------
                         MANAGER STOCKHOLDER'S AGREEMENT

          This Manager Stockholder's Agreement (this "Agreement") is entered into as of ____________ __, 199_ between KMC Telecom Holdings, Inc., a Delaware corporation (the "COMPANY") , (the "Manager"), Nassau Capital Partners L.P. ("Nassau Capital"), NAS Partners I L.L.C. ("NAS" and, together with Nassau Capital, "Nassau") and Harold N. Kamine ("HNK")


                                    RECITALS

          The Company has established the 1998 Stock Purchase and Option Plan for Key Employees of KMC Telecom Holdings, Inc. and Affiliates (the Option Plan"), providing for, among other things, the grant of options ("Options") to purchase Common Stock, par value $.01 per share, of the Company ("Common Stock").

          Effective as of the date hereof, the Company is granting Options to the Manager, certain of which ("Replacement Options") are being granted in replacement of options ("Predecessor Options") to purchase Class C Common Stock, par value $.01 per share, of KMC Telecom, Inc. ("KMC"), a wholly owned subsidiary of the Company, heretofore granted to the Manager under the 1996 Stock Purchase and Option Plan of KMC Telecom, Inc. and Affiliates (the "Predecessor Plan") .

          The Company also is granting, or will grant, Options to certain other individuals who are or will be key employees or directors of, or persons having a unique relationship with, the Company or one of its affiliates (collectively, the "Other Managers") , each of whom is entering into, or will enter into, an agreement substantially in the form of this Agreement (the "Other Manager Agreements").

          The Company is a party to an Amended and Restated Stockholders Agreement dated as of October 31, 1997 (as amended from time to time, the "Stockholders Agreement") with certain stockholders of the Company (such stockholders as are, from time to time, parties to the Stockholders Agreement being referred to collectively as the "Existing Stockholders").

          The Company also is a party to a Warrant Registration Rights Agreement dated as of January 26, 1998 (as amended or supplemented from time to time, the "Registration Rights Agreement") with Morgan Stanley & Co. Incorporated, pursuant to which the Company has granted certain registration rights to the record holders of the warrants to purchase shares of Common Stock referred to therein (the "Warrants") and the holders of Stock (or other securities) received upon exercise thereof (the "Warrant Holders").

          The Company and the Manager wish to make provision for certain terms of ownership of Capital Stock (as herein defined) by the Manager as a result of the exercise of Options, Consistent with the Company's obligations under the Stockholders Agreement and the Registration Rights Agreement.

          Accordingly, the parties hereto agree as follows:

          1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

          "ACT" shall have the meaning ascribed to such term in section 2(a).

          "AFFILIATE" shall mean, with respect to the Company, any person or entity directly or indirectly controlling, controlled by, or under common control with, the Company, and/or any other person or entity designated by the Board of Directors of the Company in which the Company or an Affiliate has an interest.

          "BUYOUT  NOTICE"  shall  have the  meaning  ascribed  to such  term in
Section 5.

          "CAPITAL STOCK" shall mean capital stock, share capital and/or other equity participations of the Company, including, without limitation, partnership interests, and/or conversion privileges, warrants, options and/or other rights to acquire such capital stock, share capital and/or other equity participations.

          "CAUSE" shall mean, except if such term or a similar term is defined in an employment agreement between the Company and the Manager, in which case such employment agreement definition shall apply in lieu of this definition, (a) the commission of an act of fraud or embezzlement (including the unauthorized disclosure of confidential or proprietary information of the Company or any of its subsidiaries which results in financial loss to the Company or any of its Affiliates), (b) the conviction of a felony, (c) willful misconduct as an employee of the Company or any of its Affiliates which is reasonably likely to result in material injury or financial loss to the Company or any of its Affiliates or (d) the willful failure to render services to the Company or any of its Affiliates in accordance with the Manager's employment which failure amounts to a material neglect of duties to the Company or any of its Affiliates that is not corrected by the Manager, to the satisfaction of the Company, in its sole discretion, within 30 days after the Company provides the manager with written notice of its intention to terminate the Manager's employment for Cause by virtue of this clause (d). Any voluntary termination of employment by the Manager (i) within 40 days after having received the written notice provided in clause (d) above or (ii) after the Company first has reason to believe that the Manager has committed a felony and before any final judicial determination regarding such felony shall be deemed to be a termination of the Manager's employment by the Company for Cause.

          "COMMON STOCK" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "COMMON STOCK EQUIVALENTS" means any security or obligation which is by its terms convertible into shares of Common Stock and any option, warrant or other subscription or purchase right with respect to Common Stock.

          "COMPANY" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "CUSTODY AGREEMENT AND POWER OF ATTORNEY" shall have the meaning ascribed to such term in Section 9.

          "DEFAULT" shall mean an event of default or an event that, with notice or lapse of time or both, would become an event of default under any indebtedness for borrowed money of the Company or any of its subsidiaries.

          "EXCHANGE ACT" shall have the meaning ascribed to such term in Section 8 (b).
          "EXISTING STOCKHOLDERS" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "FULLY DILUTED" or "FULLY DILUTED BASIS" shall mean, at any date as of which the number of shares of Common Stock is to be determined, such number of shares determined on a basis that includes all shares of Common Stock outstanding at such date and the maximum shares of Common Stock issuable in respect of Common Stock Equivalents (giving effect to the then current respective conversion prices) and other rights to purchase (directly or indirectly) shares of Common Stock or Common Stock Equivalents, outstanding on such date, whether or not such rights to convert, exchange or exercise thereunder are presently exercisable.

          "GRANT DATE" shall mean the date that Options were granted to the Manager or, if earlier, the date the Manager's employment with the Company or any of its Affiliates began, but in no event earlier than January 1, 1995.

          "HNK" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "KMC" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "MANAGEMENT GROUP" shall mean the Manager and the Other Managers.

          "MANAGER" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "MANAGER AGREEMENTS" shall mean this Agreement and the other Manager Agreements.

          "MANAGER'S  ESTATE"  shall have the  meaning  ascribed to such term in
Section 2.

          "NAS" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "NASSAU" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "NASSAU CAPITAL" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

          "NONCOMPETE EXTENSION PERIOD" shall have the meaning ascribed to such term in Section 23.

          "NONCOMPETE  PERIOD"  shall have the meaning  ascribed to such term in
Section 23.

          "OPTION PLAN" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "OPTIONS" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "OTHER MANAGER AGREEMENTS" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "OTHER MANAGERS" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "PREDECESSOR OPTIONS" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "PREDECESSOR PLAN" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "PRIME RATE" shall mean the prime rate of interest as indicated, from time to time, in the Money Tables section of THE WALL STREET JOURNAL.

          "PRINCIPAL BUSINESS ACTIVITIES" shall have the meaning ascribed to such term in Section 23.

          "PRINCIPAL HOLDERS" shall mean, collectively, Nassau and HNK (to the extent participating in a transaction described in Section 4).

          "PUBLIC OFFERING" shall mean an offer for sale of Common Stock pursuant to an effective registration statement filed under the Act.

          "QUALIFIED PUBLIC OFFERING" shall mean the first offer for sale of Common Stock, in any single transaction or series of related transactions, pursuant to an effective registration statement filed by the Company under the 1933 Act in which the Company receives aggregate gross proceeds (before deduction of underwriting discounts and expenses of sale) of at least $40,000,000, provided that, the price per share at which such shares are sold in the offering (before deduction of underwriting discounts and expenses of sale) is at least four (4) times the Conversion Price of the Company's Series A Convertible Preferred Stock which would then be in effect if determined pursuant to the terms of the Series A Convertible Preferred Stock in effect as of October 31, 1997, whether or not any shares of such stock are then outstanding (it being acknowledged that, as of May 31., 1998, such Conversion Price was $20.63 per share).

          "REGISTRABLE MANAGEMENT SECURITIES" shall mean (i) Common Stock comprising any portion of the Stock; (ii) any Common Stock owned by the Other Managers; and (iii) any shares of Capital Stock of the Company issued or issuable with respect to the Common Stock referred to in clauses (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Management Securities, once issued such securities shall cease to be Registrable Management Securities when (i) such securities shall have been registered under the Act and the registration statement with respect to the sale of such securities shall have become effective under the Act and such securities sold thereunder or such securities shall have been sold under circumstances in which all applicable conditions of Rule 144 (or any similar provision then in force) under the Act are met or may be sold pursuant to Rule 144(k), (ii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Act or state securities or blue sky laws then in force in a preponderance of states or (iii) such securities shall cease to be outstanding.

          "RETIREMENT" shall mean the voluntary termination of employment by the Manager after the later of (i) having been employed by the Company for a period of 5 years following the Grant Date or by an Affiliate for a period of 5 years from the later of (a) January 1, 1995 or (b) the date the Manager first rendered service to the Affiliate and (ii) the date on which the sum of (a) the Manager's years of service (calculated as in (i) above) and (b) the Manager's age, equals or exceeds 65, unless the Compensation Committee of the Board of Directors of the Company shall have provided, prior to the Grant Date or thereafter, that some other lesser age, period of service, combination thereof or other terms or conditions shall constitute "Retirement".

          "SEC" shall have the meaning ascribed to such term in Section 8(b).

          "RULE  144" shall have the  meaning  ascribed  to such term in Section
2(c).

          "SERIES A CONVERTIBLE PREFERRED STOCK" shall mean the Company's Series A Cumulative Convertible Preferred Stock, par value $.01 per share.

          "STOCK" shall mean all Capital Stock now owned or hereafter acquired by the Manager pursuant to any Option.

          "STOCKHOLDERS AGREEMENT" shall have the meaning ascribed to such term in the Recitals of this Agreement.

          "SUBJECT  MATTER"  shall  have the  meaning  ascribed  to such term in
Section 23.

          "TAG-ALONG  NOTICE"  shall have the  meaning  ascribed to such term in
Section 4.

          "TAG-ALONG  PURCHASER" shall have the meaning ascribed to such term in
Section 4.

          "TAG-ALONG  SHARES"  shall have the  meaning  ascribed to such term in
Section 4.

          "THIRD PARTY PURCHASER" shall have the meaning ascribed to such term in Section 5.

          2.  MANAGER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) Unless the shares of Common Stock to be acquired upon the exercise of the Options are then registered under the Act (as hereinafter defined): the manager hereby represents and warrants that the Manager will be acquiring, at the time of exercise (or other acquisition), the Common Stock issuable upon exercise of the Options (and any other Stock acquired from time .to time by the Manager) for investment for the Manager's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Manager agrees and acknowledges that the Manager will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of the Stock unless such transfer, sale, assignment, pledge, hypothecation or other disposition complies with this Agreement and all applicable provisions of state securities laws and (i) the transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Act") or (ii) (A) counsel for the manager (which may be the Company's counsel) shall have furnished the Company with an opinion, reasonably satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Act and (B) if the Manager is a citizen or resident of any country other than the United States, or the Manager desires to effect any such transaction in any such country, counsel for the Manager (which may be the Company's counsel) shall have furnished the

Company with an opinion, reasonably satisfactory in form and substance to the Company, that such transaction will not violate the laws of such country. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following transfers are deemed to be in compliance with the Act and this Agreement and no opinion of counsel is required in connection therewith: (x) a transfer made pursuant to Section 4, 5 or 6 hereof; (y) a transfer upon the death of the Manager to the Manager's executors, administrators, testamentary trustees, legatees or beneficiaries (the "Manager's Estate") or a transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that prior to any such transfer the transferee agrees in a writing reasonably satisfactory to the Company to be bound by the provisions of this Agreement to the same extent as if such transferee were the Manager; and (z) a transfer made in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Manager, the Manager's spouse and/or the Manager's lineal descendants (a "Manager's Trust").

          (b) The certificate (or certificates) representing the Stock shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE MANAGER STOCKHOLDER'S AGREEMENT DATED AS OF _____________ ____, 199__ BETWEEN KMC TELECOM HOLDINGS, INC. ("THE COMPANY") AND __________________________ (A COPY OF
          WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF STATE SECURITIES LAWS AND (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER (THE "ACT") OR (B) IF (I) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER ACCEPTABLE TO THE COMPANY THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

          (c) Unless the Stock is then registered under the Act, the Manager acknowledges that the Manager has been advised that (i) the Stock has not been registered under the Act, (ii) the Stock must be held indefinitely and the Manager must continue to bear the economic risk of the investment in the Stock unless the Stock is subsequently registered under the Act or an exemption from such registration is available and the Stock is disposed of in accordance with this Agreement, (iii) it is not anticipated that there will be any public market for the Stock, (iv) Rule 144 promulgated under the Act ("Rule 144") is not currently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make such Rule available, (v) when and if shares of the Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with Regulation A or some other exemption under the Act, (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restriction on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

          (d) If any shares of the Stock are to be disposed of in accordance with an exemption from registration under the Act (other than pursuant to Rule
144), the Manager shall promptly notify the Company of such intended disposition and shall deliver to the company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

          (e) The Manager agrees that, if any shares of Capital Stock are offered to the public pursuant to an effective registration statement under the Act, the Manager will not effect any public sale or distribution of any shares of Stock not covered by such registration statement during any period (i) required by the managing underwriter and (ii) agreed to by the Existing Stockholders with respect to their shares of Capital Stock.

          (f) The Manager represents and warrants that the Manager has received and reviewed a copy of the Company's Prospectus dated July 13, 1998; the Manager further represents and warrants that the Manager has been given the opportunity to obtain any information or documents and to ask questions and receive answers about such documents, the Company and the business and prospects of the Company which the Manager deems necessary to evaluate the merits and risks related to the Manager's investment in the Stock and to verify the information received as indicated in this Section 2(f), and the Manager has relied solely on such information.

          (g) The Manager further represents and warrants that (i) the Manager's financial condition is such that the Manager can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for the Manager's current needs and personal contingencies,
(ii) the Manager can afford to suffer a complete loss of the Manager's investment in the Stock, (iii) all information which the manager has provided to the Company concerning the Manager and the Manager's financial position is correct and complete as of the date of this Agreement, (iv) the Manager understands and has taken cognizance of all risk factors related to the purchase of the Stock, and (v) the Manager's knowledge and experience in financial and business matters are such that the Manager is capable of evaluating the merits and risks of the Manager's purchase of the Stock as contemplated by this Agreement.

          3.  RESTRICTION ON TRANSFER.

          The Manager agrees that sell, assign, pledge, hypothecate options. The Manager agrees that sell, assign, pledge, hypothecate shares of Stock at any time prior the Manager will not transfer, or otherwise dispose of any the Manager will not transfer, or otherwise dispose of any to registration of the sale of such shares of Stock, except for: (a) transfers permitted by clauses (x) , (y) and (z) of Section 2 (a); (b) a sale of shares of Capital Stock pursuant to an effective registration statement under the Act filed by the Company; and
(c) a sale of shares of Stock pursuant to Rule 144 (if then available) following the lapse of the Company's right to purchase such shares of Stock under the circumstances referred to in Section 6. No transfer of any such shares in violation hereof shall be made or recorded on the books of the Company and any such transfer shall be void and of no effect.

          4.  TAG-ALONG RIGHT.

          (a) If the Principal Holders intend to transfer (in a transaction in which each of the Principal Holders that then owns Capital Stock is participating) to any third party (the "TAG-ALONG PURCHASER") , in one transaction or a series of related transactions (excluding securities offerings registered under the Act) , shares of Capital Stock constituting, in the aggregate, more than 20% of the total number of shares of Common Stock then outstanding on a Fully Diluted Basis (in the first instance of such a transfer) , then the Principal Holders shall permit each member of the Management Group, at such member's option, to transfer, for the same consideration, and on the same terms and conditions, if any, upon which the Principal Holders intend to transfer such shares, a number of shares of Common Stock (including shares subject to then exercisable Options and Options that will become exercisable as a result of such transaction or series of transactions) then owned by such member of the Management Group determined in accordance with this Section 4(a) (the "INITIAL TAG-ALONG SHARES") . Each member of the Management Group shall have the right, pursuant to this Section 4(a), to sell pursuant to the offer by the Tag-Along Purchaser, a percentage of the shares of Common Stock (including shares subject to then exercisable options) held by such member equal to the Applicable Percentage.

          (b)  For  purposes  hereof,  the  "APPLICABLE   PERCENTAGE"  shall  be
determined as follows:

         (i) if such transaction or series of related transactions constitutes the first instance in which the rights under Section 4(a) apply, the Applicable Percentage shall be equal to the percentage of the holdings of Capital Stock (on a Fully Diluted Basis) being transferred in such transaction or series of related transactions by the Principal Holder transferring the smaller percentage of its aggregate holdings of Capital Stock (the "APPLICABLE HOLDER"); provided that the Applicable Percentage shall be zero if the number of shares proposed to be transferred in such transaction or series of related transactions by the Principal Holders in the aggregate (when combined with all prior transactions or series of transactions of a type to which Section 4(a) applies) is not greater than 20% of the total number of shares of Common Stock outstanding on a Fully Diluted Basis;

         (ii) if such transaction or series of related transactions does not constitute the first instance in which the rights under Section 4(a) apply, the Applicable Percentage shall be equal to the percentage of the holdings of Capital Stock (on a Fully Diluted Basis) being transferred in such transaction or series of related transactions by the Applicable Holder; provided that the Applicable Percentage shall be zero if the percentage of the moldings of Capital Stock (on a Fully Diluted Basis) being transferred in such transaction or series of related transactions by the Applicable Holder is not greater than five percent.

          (c) Not less than 15 Business Days prior to any proposed transfer pursuant to this Section 4, the Principal Holders shall deliver to each member of the Management Group written notice thereof (the "TAG-ALONG NOTICE") , which notice shall set forth the consideration to be paid by the Tag-Along Purchaser and the other terms and conditions, if any, of such transaction. If any member of the Management Group elects to transfer some or all of the Tag-Along Shares pursuant to this Section 4, then such member shall so notify the Principal Holders within 10 Business Days after the date of the Tag-Along Notice, and, at the Principal Holders' request not less than two Business Days prior to the proposed transfer, such member of the Management Group shall deliver to counsel to the Principal Holders, to be held in escrow, certificates representing such Tag-Along Shares (and/or other appropriate documentation to permit the exercise of Options), duly endorsed or with duly completed and executed stock powers attached, in proper form for transfer, together with a limited power-of-attorney authorizing the Principal Holders to transfer the Tag-Along Shares to the Tag-Along Purchaser (in accordance with the terms and conditions set forth in the Tag Along Notice) and to execute all other documents required to be executed in connection with such transaction.

          (d) If, within 90 Business Days after delivery by a member of the Management Group to the Principal Holders of the certificates and related documents described in paragraph (c) , no transfer of shares held by the Principal Holders and Tag-Along Shares in accordance with the provisions of this
Section 4 shall have been completed, or if earlier the Principal Holders shall determine not to proceed with such transfer, then the Principal Holders' counsel shall promptly return to the members of the Management Group, in proper form, all certificates representing the Tag-Along Shares and the limited power-of-attorney previously delivered by the members of the Management Group to the Principal Holders.

          (e) Concurrently with the consummation of the transfer of the Tag-Along Shares pursuant to this Section 4, the Principal Holders shall remit or cause to be remitted to each member of the Management Group the consideration with respect to the Tag-Along Shares so transferred and shall furnish such other evidence of the completion of such transfer and the terms and conditions (if any) thereof as may reasonably be requested by such member of the Management Group.

          (f) The provisions of this Section 4 shall remain in effect, notwithstanding any return to any member of the Management Group of Tag-Along Shares as provided herein.

          5.  BRING ALONG RIGHT.

          If the Company or one or more of the Existing Stockholders receives a bona fide offer from a person or persons not then an Affiliate or Affiliates (a "Third Party Purchaser") to purchase Capital Stock representing more than 50% of the total number of shares of Common Stock then outstanding on a Fully Diluted Basis, then the Company shall have the right to deliver a written notice (a "Buyout Notice") to the Manager which shall state (i) that the Company or such Existing Stockholders propose to effect such transaction, (ii) the proposed purchase price per share of Capital Stock to be paid by the Third Party Purchaser, and (iii) the name or names of the Third Party Purchaser, and which attaches a copy of all writings between the Company or such Existing Stockholders and the other parties to such transaction necessary to establish the terms of such transaction. The manager agrees that, upon receipt of a Buyout Notice, the Manager shall be obligated to sell a percentage of the Manager's shares of Stock equal to the Bring Along Percentage (as defined below) upon the terms and conditions of such transaction (and otherwise take all necessary action to cause consummation of the proposed transaction); PROVIDED, HOWEVER, that the Manager shall only be obligated as provided above in this Section 5 if
(i) more than 50% of the total number of shares of Common Stock then outstanding on a Fully Diluted Basis actually is sold to the Third Party Purchaser pursuant to the terms contained in the Buyout Notice, (ii) the manager receives the same per share (or per share equivalent) consideration as such Existing Stockholders receive in the transaction and (iii) the consideration received by the Manager is in the form of cash or a combination of cash and securities that will become freely tradable in the public securities markets within 180 days of receipt of such consideration by the Manager. The Bring Along Percentage shall be the percentage of the total number of shares of Common Stock outstanding on a Fully Diluted Basis that is actually sold to the Third Party Purchaser pursuant to the terms contained in the Buyout Notice; provided that if, after giving effect to such sale, the Existing Stockholders would own not more than twenty percent of the fully-diluted common equity interests in the Company, the Bring Along Percentage shall be one hundred percent.

          6. THE COMPANY'S OPTION TO REPURCHASE CAPITAL STOCK AND OPTIONS OF MANAGER.

          If the Manager's active employment with the Company and its affiliates is terminated for any reason whatsoever, the Company shall have the right to purchase shares of Stock then held by the Manager, the manager's Estate or a Manager's Trust, and make provision with respect to the termination or cancellation of all Options and payments in respect thereof, all as provided in accordance with the terms of the Option Plan and any option agreements executed and delivered thereunder.

          7.  CANCELLATION OF PREDECESSOR OPTIONS.

          In further consideration of the transactions contemplated hereby (including, without limitation, the grant of the options) the Manager hereby agrees that all of the Manager's Predecessor options (together with any right, title or interest of the Manager in or to any other grant or award under the Predecessor Plan) shall be automatically cancelled and of no further force or effect, without further action by any party hereto, at such time as the Option Plan, the initial grant of options to the Manager and this Agreement are duly approved by the affirmative vote of holders of Capital Stock then entitled to cast a majority of the votes entitled to be cast by all holders of Capital Stock then outstanding.

          8. THE COMPANY'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

          (a) The Company represents and warrants to the Manager that this Agreement has been duly authorized, executed and delivered by the Company.

          (b) After the Company consummates an initial Public offering, (i) the Company shall diligently use reasonable efforts to register the options and the Common Stock to be acquired on exercise thereof on a Form S-8 Registration Statement or any successor to Form S-8 to the extent that such registration is then available with respect to such Options and Common Stock and (ii) the Company will file the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the securities and Exchange Commission ("SEC") thereunder, to the extent required from time to time to enable the Manager to sell shares of Common Stock without registration under the Act within the limitations of the exemptions provided by (A) Rule 144 under the Act, as such Rule may be amended from time to time, or (B) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding anything contained in this Section 9(b), the Company may deregister under Section 12 of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder. Nothing in this Section 8(b) shall be deemed to limit in any manner the restrictions on sales of Stock contained in this Agreement.

          9.  "PIGGYBACK" REGISTRATION RIGHTS.

          (a) Whenever the Company proposes to register any of its equity securities (including, without limitation, the Common Stock) under the Act (other than pursuant to a registration statement on Form S-8 or S-4 or any successor forms), and the form used may be used for the registration of Registrable Management Securities (a "Piggyback Registration"), the Company will give prompt written notice to all members of the Management Group holding Registrable Management Securities of its intent to effect such registration and (subject to the further provisions of this Section 9) will include in such registration all Registrable Management Securities with respect to which the Company has received requests for inclusion therein within 20 days after receipt of the Company's notice.

          (b)  The  Registration   Expenses  (as  defined  in  the  Stockholders
Agreement) of the holders of Registrable Management Securities will be paid by the Company in all Piggyback Registrations.

          (c)  If  a  Piggyback   Registration   is  an   underwritten   primary
registration on behalf of the Company, the Company will include in such registration all Registrable Management Securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration, in the following order of priority,
(i) first, the securities the Company proposes to sell, (ii) second, to the extent so required by the provisions of the Stockholders Agreement, the registrable securities requested to be included in such registration by the Existing Stockholders, (iii) third, to the extent so required by the provisions of the Registration Rights Agreement, the registrable securities requested to be included in such registration by the Warrant Holders, (iv) fourth, if such Public Offering is the initial Public offering, such additional registrable securities requested to be included in such registration by any Existing Stockholder as may be required (in the reasonable estimation of the managing underwriters) to assure that the net proceeds of sale of such registrable securities (when added to the net proceeds of sale of registrable securities subject to the priority set forth in clause (ii) above) are equal to the aggregate purchase price paid for all Capital Stock then owned by such Existing Stockholder, (v) fifth, the Registrable Management Securities requested to be included in such registration, the registrable securities requested to be included in such registration by the Existing Stockholders (to the extent not then subject to the priority set forth in clause (ii) or clause (iv) above) and the registrable securities requested to be included in such registration by the Warrant Holders (to the extent not then subject to the priority set forth in clause (iii) or clause (iv) above, pro rata among the holders of such securities on the basis of the number thereof owned by each holder and requested to be included therein and (vi) sixth, other securities, if any, requested to be included in such registration.

         (d)  If  a  Piggyback   Registration  is  an  underwritten   secondary
registration on behalf of the Company, the Company will include in such registration all Registrable Management Securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration, in the following order of priority,
(i) first, to the extent so required by the provisions of the Stockholders Agreement, the registrable securities requested to be included in such registration by the Existing Stockholders, (ii) second, to the extent so required by the provisions of the Registration Rights Agreement, the registrable securities requested to be included in such registration by the Warrant Holders,
(iii) third, if such Public Offering is the initial Public offering, such additional registrable securities requested to be included in such registration by any Existing Stockholder as may be required (in the reasonable estimation of the managing underwriters) to assure that the net proceeds of sale of such registrable securities (when added to the net proceeds of sale of registrable securities subject to the priority set forth in clause (i) above) are equal to the aggregate purchase price paid for all Capital Stock then owned by such Existing Stockholder, (iv) fourth, the Registrable Management Securities requested to be included in such registration, the registrable securities requested to be included in such registration by the Existing Stockholders (to the extent not then subject to the priority set forth in clause (i) or clause
(iii) above) and the registrable securities requested to be included in such registration by the Warrant Holders (to the extent not then subject to the priority set forth in clause (ii) or clause (iii) above, pro rata among the holders of such securities on the basis of the number thereof owned by each holder and requested to be included therein and (v) fifth, other securities, if any, requested to be included in such registration.

          (e) If any Piggyback  Registration  is an underwritten  offering,  the
investment   banker(s),   underwriters)  and  manager(s)  for  the  offering  or
distribution will be selected by the Company.

          (f) The Manager hereby agrees to be, and any Manager's Trust or Manager's Estate shall be, bound by all of the obligations applicable to Existing Stockholders under Section 6 of the Stockholders Agreement.

          (g) In connection with the exercise of the Manager's rights under this
Section 9, the Manager will, if requested by the Company, execute and deliver a reasonable custody agreement and power of attorney with respect to the shares of Stock to be registered pursuant to this Section 9 a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Manager will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Stock (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Manager's agent and attorney-in-fact to act under the Custody Agreement and Power of Attorney on the manager's behalf with respect to the matters specified therein.

          (h) The Manager agrees that he will execute such other agreements as the Company may reasonably request to further evidence and implement the provisions of this Section 9.

          10. RIGHTS TO NEGOTIATE REPURCHASE PRICE.

          Nothing in this Agreement shall be deemed to restrict or prohibit the Company from purchasing shares of Capital Stock or stock options from the Manager, at any time, upon such terms and conditions, and for such price, as may be mutually agreed upon between the parties hereto, whether or not at the time of such purchase circumstances exist which specifically grant the Company the right to purchase shares of Stock or the Company has the right to pay the Option Excess Price under the terms of this Agreement.

          11. BROKER LOAN PROGRAM.

          Following the initial Public Offering of Common Stock, the Company will use reasonable efforts to assist in the establishment of a customary broker loan program for the purpose of facilitating the exercise of Options.

          12. NOTICE OF CHANGE OF BENEFICIARY.

          Immediately prior to any transfer of Stock to a manager's Trust, the Manager shall provide the Company with a copy of the instruments creating the Manager's Trust and with the identity of the beneficiaries of the Manager's Trust. The Manager shall notify the Company immediately prior to any change in the identity of any beneficiary of the Manager's Trust.

          13. EXPIRATION OF CERTAIN PROVISIONS.

          The provisions contained in Sections 4, 5 and 6 of this Agreement and the portion of any other provision of this Agreement which incorporates the provisions of Sections 4, 5 and 6, shall terminate and be of no further force or effect with respect to any shares of Stock sold by the Manager, as permitted by this Agreement, either pursuant to an effective registration statement filed by the Company pursuant to Section 9 hereof or in accordance with all applicable requirements of Rule 144.

          The provisions contained in Sections 2(e), 3, 4, 5 and 6 of this Agreement, and the portion of any other provisions of this Agreement which incorporate the provisions of such Sections, shall terminate and be of no further force or effect upon the consummation of a Qualified Public Offering.

          14. RECAPITALIZATIONS, ETC.

          The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock or the options, or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or substitution of Stock or options, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

          15. MANAGER'S EMPLOYMENT BY THE COMPANY.

          Nothing contained in this Agreement or in any other agreement entered into by the Company and the Manager, contemporaneously with the execution of this Agreement (i) obligates the Company or any subsidiary or Affiliate of the Company to employ the Manager in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary or Affiliate) from terminating the employment, if any, of the Manager at any time or for any reason whatsoever, with or without cause, and the Manager hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Manager concerning the Manager's employment or continued employment by the Company.

          16. STATE SECURITIES LAWS.

          The Company hereby agrees to use all reasonable efforts to comply with all state securities or "blue sky" laws which might be applicable to the issuance of the Options to the Manager.

          17. BINDING EFFECT.

          The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Manager hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

          18. AMENDMENT.

          This Agreement may be-amended only by a written instrument signed by the parties hereto.

          19. APPLICABLE LAW.

          The laws of the State of New York applicable to contracts made and to be performed therein shall govern the interpretation, validity and performance of the terms of this Agreement. Any suit, action or proceeding against the Manager, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in an court of competent jurisdiction in the State of New York, as the Company may elect in its sole discretion, and the Manager hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Manager appoints The Corporation Trust Company (or such other qualified corporate agent as the Company may designate), at its office in New York, New York as the Manager's agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Manager in the manner provided in Section 22 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Manager, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Manager hereby irrevocably waives any objections which the Manager may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of New York, and the Manager hereby irrevocably waives any right which the Manager may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

          20. ASSIGNABILITY OF CERTAIN RIGHTS BY THE COMPANY.

          The Company shall have the right to assign any or all of its rights or obligations to purchase shares of Stock pursuant to the Option Plan and Section 6 hereof.

          21. MISCELLANEOUS.

          In this Agreement all references to "dollars" or $ are to United States dollars. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

          22. NOTICES.

          All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

          (a) if to the Company or HNK:

                    KMC Telecom Holdings, Inc.
                    1545 Route 206
                    Bedminster, New Jersey  07921
                    Attn:  Chief Executive Officer
                    Telecopier No:  (908) 719-8775

                    with a copy to:

                    Kelley Drye & Warren
                    101 Park Avenue
                    New York, New York  10178
                    Attn:  Alan Epstein, Esq.
                    Telecopier No:  (212) 808-7898/7899

          (b) if to the Manager:





              with a copy to:






              Attn:

          (c) if to Nassau:

                    Nassau Capital L.L.C.
                    22 Chambers Street
                    Princeton, New Jersey 08542
                    Attn:  John Q. Quigley
                    Telecopier No:  (609) 924-8887

                    with a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York  10017
                    Attn:  George R. Krouse, Jr., Esq.
                    Telecopier No:  (212) 455-2502

              or at such other address as each party shall have specified by notice in writing to the other.

          23. COVENANT NOT TO COMPETE; CONFIDENTIAL INFORMATION.

          (a) In consideration of the Company entering into this Agreement with the Manager, the Manager hereby agrees, for so long as the Manager is employed by the Company or one of its Affiliates and for a period of six (6) months after the date of termination of the Manager's employment (the "Noncompete Period"), that the Manager shall not (i) directly or indirectly, as an employee, agent, manager, director, officer, stockholder, partner or otherwise, own, manage, operate, control, be employed by, participate in or be connected in any manner whatsoever with the ownership, management, operation or control of any business in competition with the principal business activities in which the Company is engaged, or has material plans to engage in, at the time of the termination of the manager's employment, (ii) solicit from any company, or any division, department or subsidiary of any company, or any individual employed by any of the foregoing, any business relating to services similar to the services which were performed by the Company relating to the Company's principal business activities, its joint venturers or affiliates for such company during the Manager's employment by the Company or its Affiliates or (iii) request or cause any company to cancel or terminate any business relationship with the Company, its joint venturers or affiliates, or directly or indirectly solicit or otherwise cause any employee to terminate such employee's relationship with the Company, its joint venturers or affiliates. At the Company's option, the Noncompete Period may be extended for an additional three (3) month period (the "Noncompete Extension Period") if within one month of the termination of the Noncompete Period the Company gives the Manager notice of such extension and the Company pays the Manager an amount equal to one-fourth the Manager's annual base salary as of the date of termination of employment. Such amount shall be paid in installments in a manner consistent with the then current salary payment policies of the Company. At the Company's option, the Noncompete Extension Period may be extended for an additional three (3) month period pursuant to the provisions of the two preceding sentences. For purposes of this Section 23, "principal business activities" of the Company shall mean those business activities of the Company pursuant to which the Company has derived during the preceding twelve month period, or reasonably expects to derive within twelve months of the termination of the Manager's employment, ten percent (10%) or more of its consolidated revenues.

          (b) The manager shall promptly and fully disclose to the Company, and with all Necessary detail for development, marketing; sale and installation, any and all know-how, discoveries, inventions, improvements, ideas, writings, formulae, processes and methods (whether copyrightable, patentable or otherwise) made, received, conceived, acquired or written by the Manager (whether or not at the request or upon the suggestion of the Company) during the term of the Manager's employment, solely or jointly with others, in or relating to any activities of the Company or an affiliate known to the Manager as a consequence of the Manager's employment (collectively referred to herein as the "Subject Matter").

          (c) The Manager hereby assigns and transfers, and agrees to assign and transfer, to the Company, all right, title and interest in and to the Subject Matter, and the Manager further agrees' to execute, acknowledge and deliver all such further papers, including applications for copyrights and patents, as may be necessary to obtain copyrights or patents for any thereof in any and all countries and to vest title thereto to the Company. The Manager shall assist the Company in obtaining such copyrights or patents during the period of this Agreement and any time thereafter and to testify in any prosecution or litigation involving any of the Subject Matter.

          (d) The Manager shall not, during the period of this Agreement, or at any time thereafter, directly or indirectly, disclose or permit to be known, to any person, f inn or cooperation, any trade-secrets or confidential information acquired by him during the course of or as an incident to the employment hereunder, relating to the Company, its officers or directors, any company which the Manager has knowledge of or dealt with in the course of his employment by the Company, or any joint venture or affiliate of the Company, or in which any of the foregoing has a beneficial interest, including, but not limited to, the business affairs of each of the foregoing. Such confidential information shall include, but is not limited to, the Subject Matter as well as information relating to agreements, research, methods, writings, manuals, developments, marketing and any other document embodying such confidential information. Confidential information shall not include any information that (i) is in the public domain other than by reason of a breach hereof; or (ii) was in the possession of the Manager at the time of the disclosure; or (iii) was obtained by the Manager in good faith from a third party entitled to disclose it; or (iv) was required to be disclosed by a court of competent jurisdiction or a governmental authority with authority over the Company, in which case the Manager shall use the Manager's best efforts, prior to such disclosure, to give timely notice of such requirement to the Board of Directors of the Company which shall have the right to object to such disclosure or seek confidential treatment of the confidential information.

          (e) All names of actual or potential clients which have been solicited or are on any mailing lists, rolodex, files or directories in the possession or under the control of the Manager (whether in written, electronic or other formats), and all information and documents relating to the Company or its joint venturers or affiliates, shall be the-exclusive property of the Company and the Manager shall use the Manager's best efforts to prevent any publication or disclosure thereof. Upon termination of the Manager's employment with the
Company, all names of actual or potential customers, documents, records, reports, writings and other similar documents containing confidential information, or trade-secrets including copies thereof, then in the Manager's possession or control shall be promptly returned to the Company.

          (f) Notwithstanding clauses (a) and (d) above, if at any time a court holds that the restrictions stated in such clauses (a) and (d) are unreasonable or otherwise unenforceable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographic area determined to be reasonable under such circumstances by such court will be substituted for the stated period, scope or area. The Manager and the Company recognize that the services to be rendered by the Manager are of a special, unique, unusual, extraordinary and intellectual character involving a high degree of skill and having a peculiar value, the loss of which may cause the Company immediate and irreparable harm which cannot be adequately compensated in damages. In the event of a breach or threatened breach by the Manager of this Agreement, the Manager consents that the Company shall be entitled to injunctive relief, both preliminary and permanent, without bond, and the Manager will not raise the defense that the Company has an adequate remedy at law. In addition, the Company shall be entitled to any other legal or equitable remedies as may be available under law. The remedies provided in this Agreement shall be deemed cumulative and the exercise of one shall not preclude the exercise of any other remedy at law or in equity for the same event or any other event.

          IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed, this Agreement as of the date first above written.

                                          KMC TELECOM HOLDINGS, INC.



                                          By:___________________________________
                                             Name:
                                             Title:



                                          ______________________________________
                                          Name:

                                          NASSAU CAPITAL PARTNERS L.P.

                                          By:  Nassau Capital L.L.C., its
                                               General Partner


                                               By:______________________________
                                                  Name:
                                                  Title:

                                           NAS PARTNERS I L.L.C.



                                           By:__________________________________
                                              Name:
                                              Title:

                                           HAROLD N. KAMINE


                                           _____________________________________